Prospectus Supplement

John Hancock Funds II

Health Sciences Fund (the fund)

Supplement dated February 5, 2025 to the current Prospectus, as may be supplemented (the Prospectus)

Effective March 24, 2025 (the Effective Date), Ziad Bakri, the portfolio manager of the fund, will be on sabbatical. Jason Nogueira will be covering in the interim as the portfolio manager of the fund and will be primarily responsible for the day-to-day management of the fund’s portfolio until its liquidation on or about March 28, 2025 (the Liquidation Date).

As of the Effective Date and until the Liquidation Date, the following information will be amended and restated under the heading “Portfolio management” in the “Fund summary” section for the fund:

Jason Nogueira

Vice President

Managed fund since March 24, 2025

In addition, as of the Effective Date, the following information regarding the fund’s portfolio manager will be amended and restated under the heading “Who’s who - Subadvisors” in the “Fund details” section for the fund:

Jason Nogueira

•	Vice President

•	Managed fund since March 24, 2025

•	Joined T. Rowe Price in 2004

•	Began business career in 2001

You should read this supplement in conjunction with the Prospectus and retain it for your future reference.

Manulife, Manulife Investment Management, Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.

Statement of Additional Information Supplement

John Hancock Funds II

Health Sciences Fund (the fund)

Supplement dated February 5, 2025 to the current Statement of Additional Information, as may be supplemented (the SAI)

Effective March 24, 2025 (the Effective Date), Ziad Bakri, the portfolio manager of the fund, will be on sabbatical. Jason Nogueira will be covering in the interim as the portfolio manager of the fund and will be primarily responsible for the day-to-day management of the fund’s portfolio until its liquidation on or about March 28, 2025 (the Liquidation Date).

Accordingly, as of the Effective Date, the following information regarding Mr. Nogueira supplements the information presented in Appendix B of the SAI, which provides additional information about the portfolio manager of the subadvisor, T. Rowe Price Associates, Inc.

PORTFOLIO MANAGER AND OTHER ACCOUNTS MANAGED

The following table provides information regarding other accounts for which the portfolio manager listed above has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other investment companies (and series thereof); (ii) other pooled investment vehicles; and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date. Also shown below the table is the portfolio manager’s investment in the fund and similarly managed accounts.

The following table provides information as of December 31, 2024:

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Jason Nogueira	7	$37,006.9	37	$52,116.4	8	$10,346.3

Performance-Based Fees for Other Accounts Managed. Of the accounts listed in the table above, those for which the subadvisor receives a fee based on investment performance are listed in the table below.

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Jason Nogueira	0	$0	0	$0	0	$0

Manulife, Manulife Investment Management, Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.

Ownership of the Fund and Similarly Managed Accounts

The following table shows the dollar range of fund shares beneficially owned by the portfolio manager listed above as of December 31, 2024.

Portfolio Manager	Dollar Range of Shares Owned
Health Sciences Fund[1]
Jason Nogueira	None

[1]	As of December 31, 2024, Jason Nogueira beneficially owned $0 of Health Scences Fund.

You should read this supplement in conjunction with the SAI and retain it for your future reference.